UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

FARMER BROS. CO.
(Name of Registrant as Specified in Its Charter)

Carol Farmer Waite

CAROL L. WAITE TRUST

1964 JEANNE ANN FARMER GROSSMAN TRUST

1964 Richard Francis Farmer Trust

1964 Roy Edward Farmer Trust

1964 Carol Lynn Farmer Waite Trust

1969 Roy Edward Farmer Trust

1969 Jeanne Ann Farmer Trust

1969 Richard Francis Farmer Trust

1969 Carol Lynn Farmer Waite Trust

1969 Roy F. Farmer Trust

1969 Emily Marjorie Farmer Trust

1972 Roy Edward Farmer Trust

1972 Carol Lynn Farmer Waite Trust

1972 Jeanne Anne Farmer Grossman Trust

1972 Richard Francis Farmer

1972 Roy F. Farmer Trust

1972 Emily Marjorie Farmer Trust

1984 Jonathan Michael Waite Trust

1987 Roy F. Farmer Trust I

1987 Roy F. Farmer Trust II

1987 Roy F. Farmer Trust III

1987 Roy F. Farmer Trust IV

1988 Roy F. Farmer Trust I

Farmer Insurance Trust

THE 2012 WAITE TRUST

2012 Grossman Irrevocable Trust

Austin Waite

Emily Waite

Jonathan Michael Waite

Suzanna Waite

Scott Grossman

Brett Grossman

Brynn Grossman

TOM MORTENSEN

JOHN SAMORE, JR.

JENNIFER GONZALEZ-YOUSEF

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED OCTOBER 19, 2016

SAVE FARMER BROS.

___________________, 2016

Dear Fellow Farmer Bros. Stockholder:

The Carol L. Waite Trust, together with the other members of Save Farmer Bros. (collectively, “Save Farmer Bros.” or “we”) and the participants in this solicitation, are the beneficial owners of an aggregate of 4,437,584 shares of common stock, par value $1.00 per share (the “Common Stock”), of Farmer Bros. Co., a Delaware corporation (“Farmer Bros.” or the “Company”), representing approximately 26.4% of the outstanding shares of Common Stock. For the reasons set forth in the attached Proxy Statement, we believe changes to the composition of the Board of Directors of the Company (the “Board”) are necessary in order to ensure that the Company is being run in a manner consistent with your best interests. We are seeking your support for the election of our three nominees at the annual meeting of stockholders scheduled to be held at the Marriott Hotel & Golf Club at Champions Circle, 3300 Championship Parkway, Fort Worth, Texas 76177 on Thursday, December 8, 2016 at 10:00 a.m., Central Standard Time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”). We are seeking representation on the Board because we believe that the Company will benefit from the addition of directors with relevant skill sets and a common goal of enhancing value for the benefit of all stockholders. The individuals we have nominated are highly qualified, capable and ready to serve the best interests of stockholders.

Save Farmer Bros. is a group of stockholders consisting of certain members of the founding family that was formed for the purpose of seeking to unlock value at Farmer Bros. Our interests are fully aligned with the interests of all Farmer Bros. stockholders. We believe there is significant value to be realized at Farmer Bros. However, we are concerned that the Board is not taking the appropriate action to maximize stockholder value. We strongly believe that the Board must be reconstituted to ensure that the directors take the necessary steps for the Company’s stockholders to realize the maximum value of their investment.

The Company has a classified Board, which is currently divided into three classes. The terms of three Class I directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our three nominees in opposition to three of the Company’s director nominees for the class with terms ending in 2019. Save Farmer Bros. believes that any attempt to increase or decrease the size of the current Board or the number of directors up for election at the Annual Meeting would constitute an improper manipulation of the Company’s corporate machinery. Your vote to elect our nominees will have the legal effect of replacing three incumbent directors with our nominees.  If elected, our nominees will constitute a minority on the Board and there can be no guarantee that our nominees will be able to implement the actions that they believe are necessary to unlock shareholder value.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE proxy card today. The attached Proxy Statement and the enclosed WHITE proxy card are first being furnished to the stockholders on or about ____________, 2016.

If you are a participant in the Farmer Bros. Co. Employee Stock Ownership Plan (the “ESOP”), you should follow the instructions provided by the ESOP trustee, GreatBanc Trust Company (the “ESOP Trustee”), with respect to having the shares allocated to you in the ESOP voted at the Annual Meeting.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated WHITE proxy card or by voting in person at the Annual Meeting.

Thank you for your support,

/s/ Save Farmer Bros.

Save Farmer Bros.

If you have any questions, require assistance in voting your WHITE Proxy Card, or need additional copies of Save Farmer Bros.’s proxy materials, please contact Okapi Partners at the phone numbers or email listed below.

OKAPI PARTNERS LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Shareholders Call Toll-Free at: (877) 274-8654

E-mail: info@okapipartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED OCTOBER 19, 2016

2016 ANNUAL MEETING OF STOCKHOLDERS
OF
FARMER BROS. CO.
_________________________

PROXY STATEMENT
OF
Save Farmer Bros.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Carol L. Waite Trust,1964 Jeanne Ann Farmer Grossman Trust (the “JAF Trust”), 1964 Richard Francis Farmer Trust (the “RAF Trust”), 1964 Roy Edward Farmer Trust (the “Roy E Trust”), 1964 Carol Lynn Farmer Waite Trust (the “1964 Carol Waite Trust” and collectively with the other 1964 trusts, the “1964 Trusts”), 1969 Roy Edward Farmer Trust (the “1969 Roy E Trust”), 1969 Jeanne Ann Farmer Trust (the “1969 JAF Trust”), 1969 Richard Francis Farmer Trust (the “1969 RAF Trust”), 1969 Carol Lynn Farmer Waite Trust (the “1969 Carol Waite Trust”), 1969 Roy F. Farmer Trust, 1969 Emily Marjorie Farmer Trust (the “1969 Emily Farmer Trust” and collectively with the other 1969 trusts, the “1969 Trusts”), 1972 Roy Edward Farmer Trust (the “1972 Roy E Trust”), 1972 Carol Lynn Farmer Waite Trust (the “1972 Carol Waite Trust”), 1972 Jeanne Anne Farmer Grossman Trust (the “1972 JAF Trust”), 1972 Richard Francis Farmer (the “1972 RAF Trust”), 1972 Roy F. Farmer Trust, 1972 Emily Marjorie Farmer Trust (the “1972 Emily Farmer Trust” and collectively with the other 1972 trusts, the “1972 Trusts”), 1984 Jonathan Michael Waite Trust (the “1984 Jonathan Trust”), 1987 Roy F. Farmer Trust I, (the “1987 I Roy F. Farmer Trust”), 1987 Roy F. Farmer Trust II (the “1987 II Roy F. Farmer Trust”), 1987 Roy F. Farmer Trust III (the “1987 III Roy F. Farmer Trust”), 1987 Roy F. Farmer Trust IV, (the “1987 IV Roy F. Farmer Trust” and collectively with the other 1987 trusts, the “1987 Trusts”), 1988 Roy F. Farmer Trust I, The 2012 Waite Trust, 2012 Grossman Irrevocable Trust (the “2012 Grossman Trust”), Farmer Insurance Trust (the “Farmer Insurance Trust” and together with all of the aforementioned, the “Trusts”), Carol Farmer Waite, Austin Waite, Emily Waite, Jonathan Michael Waite, Suzanna Waite, Scott Grossman, Brett Grossman, Brynn Grossman (collectively, “Save Farmer Bros.” or “we”) are significant stockholders of Farmer Bros. Co., a Delaware corporation (“Farmer Bros.,” “FARM,” or the “Company”), who, together with the other participants in this solicitation, beneficially own approximately 26.4% of the outstanding shares of common stock, par value $1.00 per share (the “Common Stock”), of the Company. We believe that the Board of Directors of the Company (the “Board”) must be significantly reconstituted to ensure that the Board takes the necessary steps for the Company’s stockholders to realize the maximum value of their investment. We have nominated directors who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to unlock stockholder value. We are seeking your support at the annual meeting of stockholders scheduled to be held at the Marriott Hotel & Golf Club at Champions Circle, 3300 Championship Parkway, Fort Worth, Texas 76177 on Thursday, December 8, 2016 at 10:00 a.m., Central Standard Time, (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect Save Farmer Bros.’s three (3) nominees, Tom Mortensen, John Samore, Jr., and Jennifer Gonzalez-Yousef (each a “Nominee” and, collectively, the “Nominees”), to the Board as Class I directors to serve for three-years’ terms of office expiring at the Company’s 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified;

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2.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017;
3.	To hold an advisory (non-binding) vote to approve the compensation paid to the Company’s named executive officers; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

As of the date hereof, the members of Save Farmer Bros. and the Nominees collectively own 4,437,584 shares of Common Stock (the “Save Farmer Bros. Shares”). We intend to vote the Save Farmer Bros. Shares FOR the election of the Nominees, [FOR/AGAINST/ABSTAIN on] the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2017, and [FOR/AGAINST/ABSTAIN on] the approval of the compensation paid to the Company’s named executive officers.

The Company has set the close of business on October 17, 2016 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 13601 North Freeway, Suite 200, Fort Worth, Texas 76177. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were 16,793,561 shares of Common Stock outstanding.

THIS SOLICITATION IS BEING MADE BY SAVE FARMER BROS. AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH SAVE FARMER BROS. IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

SAVE FARMER BROS. URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING. IF YOU ARE A PARTICIPANT IN THE FARMER BROS. CO. EMPLOYEE STOCK OWNERSHIP PLAN (THE “ESOP”), YOU SHOULD FOLLOW THE INSTRUCTIONS PROVIDED BY THE ESOP TRUSTEE, GREATBANC TRUST COMPANY (THE “ESOP TRUSTEE”), WITH RESPECT TO HAVING THE SHARES ALLOCATED TO YOU IN THE ESOP VOTED AT THE ANNUAL MEETING. IF YOU ARE AN ESOP PARTICIPANT AND WANT TO REVOKE ANY PRIOR VOTING INSTRUCTIONS YOU PROVIDED TO THE ESOP TRUSTEE IN RESPECT OF THE ANNUAL MEETING, YOU MUST CONTACT THE ESOP TRUSTEE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE proxy card are available at

www.SaveFarmerBros.com

______________________________

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IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. Save Farmer Bros. urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees and in accordance with Save Farmer Bros.’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to Save Farmer Bros., c/o Okapi Partners LLC (“Okapi Partners”), in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.
•	If you are a participant in the ESOP, you should follow the instructions provided by the ESOP Trustee with respect to having the shares allocated to you in the ESOP voted at the Annual Meeting.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “WITHHOLD ALL” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our three Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card. If you are an ESOP participant and want to revoke any prior voting instructions you provided to the ESOP Trustee in respect of the Annual Meeting, you must contact the ESOP Trustee.

OKAPI PARTNERS LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Shareholders Call Toll-Free at: (877) 274-8654

E-mail: info@okapipartners.com

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Background to the Solicitation

The following is a chronology of events leading up to this proxy solicitation:

•	On August 23, 2015, Carol Farmer Waite wrote a letter to the Board describing her concerns regarding the direction of the Company, as well as its current reputation. The Board failed to provide her with any answers or resolutions to her concerns.
•	On October 27, 2015, Ms. Waite wrote another letter in hopes of alerting the Board into action. Unfortunately, again, her concerns were not addressed.
•	Shortly after the Company’s 2015 annual meeting of stockholders held on December 3, 2015, Ms. Waite requested that the Company provide her with a transcript of the question and answer session at such annual meeting. After being forced by the Company to resorting to using legal channels, she eventually received the transcript seven months after her initial request.
•	On August 29, 2016, Ms. Waite joined several founding family members in forming Save Farmer Bros. and issued an open letter to the Board publicly voicing the group’s concerns. The letter further stated that Save Farmer Bros. expected to deliver nomination materials to the Company in connection with their efforts to solicit support to elect new, highly-qualified directors nominees to the Board at the Annual Meeting.
•	On September 2, 2016, Save Farmer Bros. delivered a letter to the Company nominating the Nominees for election to the Board at the Annual Meeting.
•	On September 29, 2016, Save Farmer Bros. announced that it released a detailed investor presentation in relation to its long-term investment in Farmer Bros. and launched a website at www.SaveFarmerBros.com.

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REASONS FOR THE SOLICITATION

We are soliciting your support to elect our Nominees at the Annual Meeting. In our view, the Board, as currently composed, has not taken the necessary steps to enhance stockholder value. We believe our Nominees have the experience, qualifications and commitment necessary to represent the best interests of the Company’s stockholders in the boardroom.

As one of the Company’s largest stockholders, our interests are directly aligned with the interests of all stockholders. We believe the Common Stock is significantly undervalued, and that the Board and management have failed to take the necessary steps to address the following serious issues facing the Company:

•	We are concerned with the Company’s poor track record of value creation and operating performance;
•	We question the Company’s capital allocation decisions under the current Board and management; and
•	We are concerned about the Board’s questionable compensation practices.

We are Concerned with the Company’s Poor Track Record of Value Creation and Operating Performance

Although FARM’s CEO, Mike Keown, has boasted about the Company’s total stockholder return during his tenure as CEO, we do not believe he is entirely to credit for the Company’s improved stock price performance during his tenure.[1] Rather, we believe that a significant portion of this “improvement” has been due to the fact that Mr. Keown began his tenure with the stock trading at an artificially depressed baseline, as well as the significant boost to the stock price when an earnings restatement revealed that the earnings prior to his arrival were not as bad as previously reported.[2] We believe the Company’s valuation is a more telling measure of Mr. Keown’s performance. Farmer Bros. is significantly undervalued on both a trailing and forward EBITDA basis, when compared to management’s selected peer group. Indeed, as shown below, FARM’s EV/EBITDA valuation relative to management’s selected peers has been abysmal.

[1]	Source: www.linkedin.com/in/mike-keown (“Drove 4X stock improvement in 48 months.”).
[2]	Source: Farmer Bros. Form 8-K, filed September 11, 2013.

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In our view, the simple explanation for why FARM is undervalued by the investment community is the Company’s operating performance, questionable capital allocation decisions and corporate governance.

The Company’s lagging operating margin is an example of what we believe to be the Board’s failure to take sufficient action to improve operations or hold management accountable.

We Believe that the Board and Management Have Made Poor Capital Allocation Decisions

Recently, the Board and management have made several questionable capital allocation decisions that we believe have failed to yield positive gains for stockholders, including the attempt at expanding into e-commerce, the investments in the Company’s long haul fleet, the rebranding of the Company’s long haul fleet, the energy sustainability initiative in Torrance, California, the purchase of exorbitantly expensive equipment in Torrance and Houston, Texas, and the effort to expand the Company’s footprint in spices.

It is unclear as to what the vision of the Board and management is, as key capital allocation decisions seem to directly contradict each other. Between 2012 and 2014, the Company invested in mechanical upgrades[3] and a rebranding of the fleet operation.[4] Initially, we understood the rationale for the rebranding focus, as it was meant to provide visibility and increase name recognition. However, management inexplicably sold the fleet in 2015 (barely two years after the launch of the new focus) to facilitate a different strategic initiative – the transition to Third Party Logistics (“3PL”).[5] It is deeply concerning to us that the Board and management would exhibit what we believe to be extremely poor judgment, resulting in a flip-flop on such a costly capital allocation decision within only 24 months. This is just one example of management’s and the Board’s schizophrenic decision making. Indeed, management’s history of poor capital allocation decisions leaves us to wonder if even the transition to 3PL was thoroughly and properly analyzed, or will the Board announce yet another major value destructive and capital intensive strategic pivot in the near term?

Management’s poor capital allocation decisions are clearly demonstrated when comparing the Company’s return on invested capital to its cost of capital.

[3]	Farmer Bros. Q4 2014 Earnings Call held September 9, 2014 (“CapEx in fiscal 2014 included additional investments in our fleet….”).
[4]	Farmer Bros. Form 10-k, filed September 10, 2012 (“Unified brand: We have developed a unified corporate identity for our business nationwide that is reflected in… many of our fleet vehicles….”).
[5]	Farmer Bros. Form 10-Q, filed February 9, 2016 (“In December 2015, the Company announced its plans to replace its long-haul fleet operations with third party logistics ("3PL") and a vendor managed inventory initiative”).

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It is time that the Board be supplemented with directors who refuse to allow this capital destruction to continue.

We are Concerned with the Company’s Executive Compensation Practices

With respect to executive compensation, we have doubts as to whether the Company is properly aligning the executive compensation program to stockholder interests. This is reflected in the Board’s response to the Company’s declining “say-on-pay” results. In 2011, 88% of stockholders supported the Company’s executive compensation.[6] In 2012, 2013, 2014 and 2015 the “say-on-pay” votes were 63%, 67%, 68% and 60%, respectively.[7] “Say-on-pay” results have dropped to a level that should concern the Board, and we question whether the Board has sufficiently responded to these concerns. Additionally, the base salary for each named executive officer position increased in FY 2015, despite the Company’s relocation to a lower cost of living area and newer executives having less tenure at FARM.[8] We wonder whether the Company’s compensation issues are related to the fact that Jeanne Farmer Grossman, the Board’s largest stockholder, was removed from the Compensation Committee where she previously served as Chair.

We Believe Our Nominees Have the Experience, Qualifications and Commitment Necessary to Fully Explore Available Opportunities to Unlock Value for Stockholders

We believe Farmer Bros., its officers and employees, as well as all stakeholders, require fresh leadership to realize the full potential of our stock price. To this end, we have identified three (3) highly qualified directors with experience who we believe will bring proper perspective into the boardroom and would be extremely helpful in evaluating and executing on initiatives to unlock value at the Company.[9]

Tom Mortensen is currently retired from the Company. During his tenure at the Company, Mr. Mortensen occupied several positions including branch manager, sales promotion, division manager, regional sales manager, national sales manager, vice president (western region) and senior vice president of route sales. Mr. Mortensen’s extensive knowledge of coffee, tea and culinary product sales and distribution, long term interest in the success of the Company, and process improvement would make him a valuable addition to the Board.

[6]	Institutional Shareholder Services.
[7]	Institutional Shareholder Services.
[8]	Farmer Bros. Form DEF 14A, filed October 28, 2015.

[9]	We believe that each of our Nominees, other than Mr. Mortensen whose tenure at the Company ended in 2015, will be an independent director.

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John Samore, Jr., is currently an independent tax and accounting consultant. Prior to serving as an independent consultant, Mr. Samore, Jr. provided tax and client staff services for Arthur Anderson LLP and ended his tenure at Arthur Anderson LLP as a partner. Mr. Samore, Jr. sits on the Board of Advisors, Leventhal School of Accounting at the University of Southern California (USC). Mr. Samore, Jr.’s extensive knowledge of accounting and taxation, quality and risk management, previous board experience, and corporate governance would make him a valuable addition to the Board.

Jennifer Gonzalez-Yousef is currently senior group manager at WNS (Holdings) Limited, a global Business Process Management organization, at which she is responsible for the development and implementation of the global strategic analyst relations (AR) program. Prior to WNS, Ms. Gonzalez-Yousef worked at Deloitte Consulting LLP, an indirect subsidiary of Deloitte Touche Tohmatsu Limited, as a human capital analyst/HR transformation. Ms. Gonzalez-Yousef’s experience would make her a valuable addition to the Board.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company currently has a classified Board, which is divided into three classes. The directors in each classes are elected for terms of three years so that the term of office of one class of directors expires at each annual meeting of stockholders. We believe the terms of three Class I directors exire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our three Nominees, Tom Mortensen, John Samore, Jr., and Jennifer Gonzalez-Yousef, in opposition to three of the Company’s director nominees. Your vote to elect the Nominees will have the legal effect of replacing three incumbent directors of the Company with the Nominees. If elected, the Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance stockholder value as described in further detail above.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below. This information has been furnished to us by the Nominees. All of the Nominees are citizens of the United States.

Tom Mortensen, age 63, is currently retired from the Company, at which he worked from 1978 to 2015. During his tenure at the Company, Mr. Mortensen occupied several positions including branch manager, sales promotion, division manager, regional sales manager, national sales manager, vice president (western region) and senior vice president of route sales. Prior to his tenure at the Company, Mr. Mortensen served four years in the United States armed forces. Save Farmer Bros. believes that Mr. Mortensen’s extensive knowledge of coffee, tea and culinary product sales and distribution, long term interest in the success of the Company, and process improvement would make him a valuable addition to the Board.

John Samore, Jr., age 70, is currently an independent tax and accounting consultant. Prior to serving as an independent consultant, Mr. Samore, Jr. provided tax and client staff services for Arthur Anderson LLP, from 1967 to 2002, and ended his tenure at Arthur Anderson LLP as a partner in 2002. Additionally, since 1994, Mr. Samore, Jr. has been on the Board of Advisors, Leventhal School of Accounting at the University of Southern California (USC). From 2003-2006, Mr. Samore, Jr. was a member of the Board of Directors and Treasurer for the Saint Nicholas Antiochian Orthodox Christian Cathedral – Los Angeles. From 2003-2007, Mr. Samore, Jr. was a member of the Board, such service included service on the audit, compensation, and nominating and corporate governance committees. From 1968-1971, Mr. Samore, Jr. served in the United States Army. Mr. Samore, Jr., is Certified Public Accountant (CPA), and received a B.S. in Accounting from the University of Southern California. Save Farmer Bros. believes that Mr. Samore, Jr.’s extensive knowledge of accounting and taxation, quality and risk management, previous board experience, and corporate governance would make him a valuable addition to the Board.

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Jennifer Gonzalez-Yousef, age 33, is currently senior group manager at WNS (Holdings) Limited, a global Business Process Management organization (NYSE: WNS). From 2008 to the present, she has been responsible for the development and implementation of the global strategic analyst relations (AR) program. Prior to WNS, Ms. Gonzalez-Yousef worked at Deloitte Consulting LLP, an indirect subsidiary of Deloitte Touche Tohmatsu Limited, as a human capital analyst/HR transformation, from 2005 to 2007. Ms. Gonzalez-Yousef received a B.S. in Business Management and Ethics, as well as an M.B.A., from Southern Methodist University. Save Farmer Bros. believes that Ms. Gonzalez-Yousef’s business experience would make her a valuable addition to the Board.

The principal business address of Mr. Mortensen is 2968 S. Roca Street, Gilbert, Arizona 85295. The principal business address of Mr. Samore is 9762 Donington Place, Beverly Hills, California 90210. The principal business address of Ms. Gonzalez-Yousef is 15 Exchange Place, Jersey City, New Jersey 07302.

As of the date hereof, Mr. Mortensen directly owned 6,392 shares of Common Stock of the Company, representing less than 1% of the Company’s outstanding shares.  As of the date hereof, neither Mr. Samore nor Ms. Gonzalez-Yousef owned beneficially or of record any securities of the Company and neither has made any purchases or sales of any securities of the Company during the past two years. The shares of Common Stock directly owned by Mr. Mortensen were purchased in the open market with personal funds.  For information regarding purchases and sales during the past two years in securities of the Company by Mr. Mortensen, see Schedule I.

Each of the Nominees may be deemed to be a member of the Group (as defined below) for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each of the Nominees specifically disclaims beneficial ownership of shares of Common Stock that he or she does not directly own.

The members of Save Farmer Bros. and the Nominees are collectively referred to as the “Group” herein.

Each of the Nominees has signed a Power of Attorney appointing Carol Farmer Waite and Suzanna Waite as his or her attorneys-in fact to take any and all action in connection with (i) the respective Nominees beneficial ownership of, or participation in a group with respect to, securities of the Company, directly or indirectly beneficially owned by Carol Farmer Waite or any of her affiliates, including, but not limited to Mses. Waite and Suzanna Waite, and (ii) any proxy solicitation in connection with such respective Nominee’s election to the Board at the Annual Meeting.

On October 19, 2016, the members of Save Farmers Bros. entered into a Joint Filing and Solicitation Agreement with the Nominees in which, among other things the parties agreed to (a) the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company and (b) solicit proxies for the election of the Nominees at the Annual Meeting.

Other than as stated herein, there are no arrangements or understandings between members of Save Farmer Bros. and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

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Save Farmer Bros. believes that each Nominee, other than Mr. Mortensen whose tenure at the Company ended in 2015, presently is, and if elected as a director of the Company would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition including Rule 5605(a)(2) and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

We do not expect that the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed WHITE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Amended and Restated Bylaws (the “Bylaws”) and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominees in accordance with the Company’s Bylaws and shares of Common Stock represented by the enclosed WHITE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Save Farmer Bros. that any attempt to increase the size of the current Board or to classify the Board constitutes an unlawful manipulation of the Company’s corporate machinery.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES ON THE
ENCLOSED WHITE PROXY CARD.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has selected Deloitte & Touche LLP as the Company’s independent auditor for the year ending June 30, 2017 and has further directed that management submit this selection for ratification by the stockholders at the Annual Meeting.  Therefore, the Company is submitting the appointment of Deloitte & Touche LLP for ratification of the stockholders at the Annual Meeting.

As disclosed in the Company’s proxy statement, stockholder ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm is not required by the Bylaws or otherwise. The Company additionally explained that if the Company’s stockholders fail to ratify the selection, then the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP but still may retain them. The Company further explained that even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s best interest and that of stockholders.

WE [RECOMMEND A VOTE [“FOR/AGAINST”]/ MAKE NO RECOMMENDATION WITH RESPECT TO THE] RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JUNE 30, 2017, AND INTEND TO [VOTE OUR SHARES [“FOR/AGAINST”]/“ABSTAIN” ON] THIS PROPOSAL.

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PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to vote, on an advisory (non-binding) basis, on the compensation paid to the Company’s named executive officers. This proposal, commonly known as a “say-on-pay” resolution, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the alignment of the interest of the Company’s named executive officers with stockholders. Accordingly, the Company is asking stockholders to vote for the following resolution:

“Resolved, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Securities and Exchange Commission rules in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure, in this Proxy Statement.”

As disclosed in the Company’s proxy statement, the stockholder vote on this say-on-pay resolution is an advisory vote only, is not binding on the Company, and under the Compensation Committee’s charter, pursuant to the powers delegated by the Board, the Compensation Committee has the sole authority to determine and approve compensation for the Company’s named executive officers. The Company further explained that while the vote is non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and in any additional dialogue and will consider the outcome of the vote and those opinions when making future compensation decisions.

WE [RECOMMEND A VOTE [“FOR/AGAINST”]/MAKE NO RECOMMENDATION WITH RESPECT TO] THIS ADVISORY (NON-BINDING) RESOLUTION TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS AND INTEND TO [VOTE OUR SHARES [“FOR/AGAINST”]/”ABSTAIN” ON] THIS RESOLUTION.

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VOTING AND PROXY PROCEDURES

Stockholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting.  Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date.  Based on publicly available information, Save Farmer Bros. believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, [FOR/AGAINST/ABSTAIN on] the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2017, and [FOR/AGAINST/ABSTAIN on] the compensation paid to the Company’s named executive officers, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein. If you are a participant in the ESOP, you should follow the instructions provided by the ESOP trustee with respect to having the shares allocated to you in the ESOP voted at the Annual Meeting. Each ESOP participant has the right to direct the ESOP Trustee on how to vote the shares of Common Stock allocated to his or her account under the ESOP. The ESOP Trustee will vote all of the unallocated ESOP shares (i.e., shares of Common Stock held in the ESOP, but not allocated to any participant’s account) and allocated shares for which no voting directions are timely received by the ESOP Trustee, in its independent fiduciary discretion. If you are an ESOP participant and want to revoke any prior voting instructions you provided to the ESOP Trustee in respect of the Annual Meeting, you must contact the ESOP Trustee.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate three candidates for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only our three Nominees. Accordingly, the enclosed WHITE proxy card may only be voted for the Nominees and does not confer voting power with respect to the Company’s nominees. The participants in this solicitation intend to vote all of the Save Farmer Bros. Shares in favor of the election of the Nominees.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting.  For the Annual Meeting, a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting, allowing votes to be taken and counted for business to be conducted at the Annual Meeting.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are not counted as present and entitled to vote for purposes of determining a quorum. Additionally, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under rules of The NASDAQ Stock Market, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

Whether you are a stockholder of record or beneficially in street name, you may direct how your shares of voted without attending the Annual Meeting. If you are a stockholder of record, you must deliver your vote by mail, attend the Annual Meeting in person to vote, vote over the Internet or vote by telephone in order for your vote to be counted and for the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on those proposals. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on those proposals.

14

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a plurality vote standard for director elections. As a result, the three individuals nominated for election to the Board at the Annual Meeting who receive the highest number of properly cast “FOR” votes (among votes properly cast in person or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the nominees, your shares will not be voted with respect to those nominees indicated. Therefore, withheld votes and broker non-votes will have no direct effect on the outcome of the election of directors.

Ratification of the Appointment of Public Accounting Firm ─ According to the Company’s proxy statement, assuming that a quorum is present, the ratification of Deloitte & Touche LLP will be deemed to have been ratified if a majority of the shares present or represented by proxy at the Annual Meeting affirmatively vote in favor of ratification. The Company has indicated that broker non-votes will have no effect on the ratification, but abstentions will act as a vote “AGAINST” the ratification.

Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, although the vote is non-binding, assuming that a quorum is present, the advisory vote on named executive officers’ compensation will be approved if a majority of the shares present or represented by proxy at the Annual Meeting affirmatively vote in favor of proposal. The Company has indicated that broker non-votes will have no effect on the approval of the resolution, but abstentions will act as a vote “AGAINST” approval of the resolution.

Under applicable Delaware law, none of the holders of Common Stock are entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your WHITE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the recommendations specified herein and in accordance with the discretion of the persons named on the WHITE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by giving a duly executed proxy bearing a later date, or by delivering a written notice of revocation. The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Save Farmer Bros. in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement or to the Company at 13601 North Freeway, Suite 200, Fort Worth, Texas 76177 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to the Nominating Stockholder in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Okapi Partners may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees. If you are an ESOP participant and want to revoke any prior voting instructions you provided to the ESOP Trustee in respect of the Annual Meeting, you must contact the ESOP Trustee.

15

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Save Farmer Bros. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Members of Save Farmer Bros. have entered into an agreement with Okapi Partners for solicitation and advisory services in connection with this solicitation, for which Okapi Partners will receive a fee not to exceed $[____], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi Partners will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Save Farmer Bros. has requested banks, brokerage houses and other custodians, nominees and fiduciaries forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Save Farmer Bros. will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Okapi Partners will employ approximately [____] persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Save Farmer Bros. Costs of this solicitation of proxies are currently estimated to be approximately $[___________] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Save Farmer Bros. estimates that through the date hereof its expenses in connection with this solicitation are approximately $[___________]. Save Farmer Bros. intends to seek reimbursement from the Company of all expenses it incurs in connection with this solicitation. Save Farmer Bros. does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Nominees and the members of Save Farmer Bros. are participants in this solicitation. The principal business of each of the 1964 Trusts, the 1969 Trusts, the 1972 Trusts, the 1988 Roy F. Farmer Trust I, the 1984 Jonathan Trust, the 2012 Grossman Trust and the Carol L. Waite Trust is to serve as a family investment planning vehicle. The principal occupation of Carol Farmer Waite was an elementary school teacher, from which she is retired. The principal occupation of Jonathan Michael Waite is acting as Vice President-Construction Development at the Company. Austin Waite is a minor. Emily Waite is a minor. The principal occupation of Suzanna Waite is working as an imaging director. Scott Grossman is a student. The principal occupation of Brynn Grossman is working as an editorial assistant. The principal occupation of Brett Grossman is working as an applications engineer.

Each of Carol Farmer Waite, Nominees, Jonathan Michael Waite, Suzanna Waite, Austin Waite, Emily Waite, Scott Grossman, Brett Grossman, and Brynn Grossman is a citizen of the United States of America.

16

The business address of each of the 1964 Trusts, the 1969 Trusts, the 1972 Trusts, the 1987 Trusts, 1988 Roy F. Farmer Trust I, the Farmer Insurance Trust, the 1984 Jonathan Trust, the 2012 Grossman Trust, the Nominating Stockholder, Austin Waite, Emily Waite, Jonathan Michael Waite, Carol Farmer Waite, Suzanna Waite, Scott Grossman, Brett Grossman, and Brynn Grossman is 13601 North Freeway, Suite 200, Fort Worth, Texas 76177, and c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, New York 10019.

As of the date hereof, the Carol L. Waite Trust directly beneficially owns 937,250 shares of Common Stock. As of the date hereof, the JAF Trust directly beneficially owns 321,750 shares of Common Stock. As of the date hereof, the RAF Trust directly beneficially owns 321,750 shares of Common Stock. As of the date hereof, the Roy E Trust directly beneficially owns 321,750 shares of Common Stock. As of the date hereof, the 1964 Carol Waite Trust directly beneficially owns 321,750 shares of Common Stock. As of the date hereof, the 1969 Roy E Trust directly beneficially owns 77,960 shares of Common Stock. As of the date hereof, the 1969 JAF Trust directly beneficially owns 77,960 shares of Common Stock. As of the date hereof, the 1969 RAF Trust directly beneficially owns 77,960 shares of Common Stock. As of the date hereof, the 1969 Carol Waite Trust directly beneficially owns 77,960 shares of Common Stock. As of the date hereof, the 1969 Roy F. Farmer Trust directly beneficially owns 77,960 shares of Common Stock. As of the date hereof, the 1969 Emily Farmer Trust directly beneficially owns 77,960 shares of Common Stock. As of the date hereof, the 1972 Roy E Trust directly beneficially owns 24,000 shares of Common Stock. As of the date hereof, the 1972 Carol Waite Trust directly beneficially owns 24,000 shares of Common Stock. As of the date hereof, the 1972 JAF Trust directly beneficially owns 24,000 shares of Common Stock. As of the date hereof, the 1972 RAF Trust directly beneficially owns 24,000 shares of Common Stock. As of the date hereof, the 1972 Roy F. Farmer Trust directly beneficially owns 24,000 shares of Common Stock. As of the date hereof, the 1972 Emily Farmer Trust directly beneficially owns 24,000 shares of Common Stock. As of the date hereof, the 1984 Jonathan Trust directly beneficially owns 6,030 shares of Common Stock. As of the date hereof, the 1987 I Roy F. Farmer Trust directly beneficially owns 65,930 shares of Common Stock. As of the date hereof, the 1987 II Roy F. Farmer Trust directly beneficially owns 65,930 shares of Common Stock. As of the date hereof, the 1987 III Roy F. Farmer Trust directly beneficially owns 65,930 shares of Common Stock. As of the date hereof, the 1987 IV Roy F. Farmer Trust directly beneficially owns 65,930 shares of Common Stock. As of the date hereof, the 1988 Roy F. Farmer Trust I directly beneficially owns 6,060 shares of Common Stock. As of the date hereof, the 2012 Waite Trust directly beneficially owns 340,000 shares of Common Stock. As of the date hereof, the 2012 Grossman Trust directly beneficially owns 417,986 shares of Common Stock. As of the date hereof, the Farmer Insurance Trust directly beneficially owns 303,158 shares of Common Stock. As of the date hereof, Carol Farmer Waite, as a co-trustee and beneficiary of the Farmer Insurance Trust, and as a co-trustee for each of the 1964 Trusts, 1969 Trusts, 1972 Trusts, the 1984 Jonathan Trust, 1987 Trusts, 1988 Roy F. Farmer I Trust, the 2012 Grossman Trust, and the trustee and sole beneficiary of the Carol L. Waite Trust, may be deemed the beneficial owner of the 3,832,964 shares of Common Stock owned by such Trusts. As of the date hereof, Austin Waite directly beneficially owns 50 shares of Common Stock. As of the date hereof, Emily Waite directly beneficially owns 50 shares of Common Stock. As of the date hereof, Jonathan Michael Waite, as the trustee and sole beneficiary of the 2012 Waite Trust, may be deemed to beneficially own the 340,000 shares of Common Stock owned by the 2012 Waite Trust. As of the date hereof, Suzanna Waite directly beneficially owns 500 shares of Common Stock. As of the date hereof, Scott Grossman directly beneficially owns 100 shares of Common Stock. As of the date hereof, Brett Grossman directly beneficially owns 100 shares of Common Stock. As of the date hereof, Brynn Grossman directly beneficially owns 100 shares of Common Stock.

Each participant in this solicitation, as a member of the “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act, may be deemed to beneficially own the 4,437,584 shares of Common Stock owned in the aggregate by all of the participants in this solicitation.  Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he, she or it does not directly own.  For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

17

The shares of Common Stock directly owned by each of the Trusts were transferred to each respective trust in accordance with trust instruments to successor trustees and beneficiaries under various family trusts. Accordingly, no shares of Common Stock were purchased or sold by any of such trusts. Certain Participants acquired beneficial ownership of the same shares of Common Stock as co-trustees or co-beneficiaries. The shares of Common Stock owned directly by Austin Waite were purchased in the open market with personal funds. The shares of Common Stock owned directly by Emily Waite were purchased in the open market with personal funds. The shares of Common Stock owned directly by Suzanna Waite were purchased in the open market with personal funds. The shares of Common Stock owned directly by Scott Grossman were purchased in the open market with personal funds. The shares of Common Stock owned directly by Brett Grossman were purchased in the open market with personal funds. The shares of Common Stock owned directly by Brynn Grossman were purchased in the open market with personal funds. The shares of Common Stock owned directly by Tom Mortensen were purchased in the open market with personal funds. Each of the Participants disclaims beneficial ownership with respect to the shares of Common Stock reported owned in this Notice except to the extent of its, his, her or its pecuniary interest therein.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xii) no participant holds any positions or offices with the Company; (xiii) no participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer and (xiv) no companies or organizations, with which any of the participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

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Carol Farmer Waite, trustee of the Carol L. Waite Trust, is the sister of Jeanne Farmer Grossman, who has served on the Board since 2009. Jeanne Farmer Grossman is a Class III director and her term expires in 2018. Each of Jonathan Michael Waite, Suzanna Waite, Austin Waite, Emily Waite, Scott Grossman, Brett Grossman, and Brynn Grossman also has a familial relationship with Jeanne Farmer Grossman.

Carol Farmer Waite, trustee of the Carol L. Waite Trust, is currently the defendant in civil litigation between her and her co-trustee in connection with several of the Trusts. The Carol L. Waite Trust does not believe that such litigation is material or relevant to this Proxy Statement or its solicitation of proxies for the election of the Nominees as directors of the Company, nor does the Carol L. Waite Trust believe that disclosure of such litigation is required to be disclosed in this Proxy Statement. The Carol L. Waite Trust has provided this information related to such litigation on a strictly voluntary basis.

OTHER MATTERS AND ADDITIONAL INFORMATION

Save Farmer Bros. is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Save Farmer Bros. is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) must, in order to be considered for inclusion in the Company’s proxy statement and the form of proxy for the 2017 Annual Meeting, be received by the Company at its principal executive officers no later than [________], 2017 and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company’s proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.

Under the Bylaws, a stockholder who desires to nominate a director or bring any other business before the stockholders at the 2017 Annual Meeting must notify the Company in writing, must cause such notice to be delivered to or received by the Secretary of the Company no earlier than August 10, 2017, and no later than September 9, 2017, and must comply with the other provisions of the Company’s Bylaws summarized below; provided, however, that in the event that the 2017 Annual Meeting is called for a date that is not within thirty (30) days of the anniversary date of the 2016 Annual Meeting of Stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the 2017 Annual Meeting was mailed or such public disclosure of the date of the 2017 Annual Meeting was made, whichever first occurs.

You may write to the Secretary of the Company at the Company’s principal executive offices, 13601 North Freeway, Suite 200, Fort Worth, Texas 76177, to deliver the notices discussed above and for a copy of the relevant provisions of the Company’s Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

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The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2017 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this proxy statement should not be construed as an admission by Save Farmer Bros. that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING based on reliance on Rule 14a-5(c). THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Save Farmer Bros.

_________________, 2016

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company
DURING THE PAST TWO YEARS

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale

Brett Grossman

Purchase of Common Stock	100	12/21/2015

Brynn Grossman

Purchase of Common Stock	100	12/21/2015

Scott Grossman

Purchase of Common Stock	100	12/21/2015

Tom Mortensen

Sale of Common Stock	3,700	06/23/2016
Sale of Common Stock	300	06/22/2016
Transfer of Common Stock Resulting in Receipt	544	06/21/2016
Sale of Common Stock	20,555	01/04/2016
Sale of Common Stock	3,000	10/01/2015
Transfer of Call Option Resulting in Receipt	3,000	10/06/2015
Sale of Common Stock	3,000	05/18/2016
Sale of Common Stock	3,123	05/18/2016
Transfer of Call Option Resulting in Receipt	10,000	05/12/2016
Transfer of Call Option Resulting in Receipt	3,000	03/03/2015
Sale of Common Stock	3,000	02/24/2015

Austin Waite

Purchase of Common Stock	45	05/13/2016

Emily Waite

Purchase of Common Stock	45	05/13/2016

Suzanna Waite

Purchase of Common Stock	495	05/13/2016

I-1

SCHEDULE II

The following table is reprinted from the definitive proxy statement filed by Farmer Bros. Co. with the Securities and Exchange Commission on [___], 2016.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of October 17, 2016, by all persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by the Company to be the beneficial owner of more than 5% of the Common Stock as of such date, based on 16,793,561 shares outstanding as of October 17, 2016.

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(3)
Waite Group(2)	4,184,618	24.9%
Richard F. Farmer(3)	2,817,018	16.8%
Jeanne Farmer Grossman(4)	1,205,358	7.2%
Farmer Bros. Co. Employee Stock Ownership Plan(5)	2,159,364	12.9%
Trigran Investments, Inc., Douglas Granat, Lawrence A. Oberman, Steven G. Simon, Bradley F. Simon(6)	1,071,079	6.4%

(1)	The address for the Waite Group is c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, New York 10019. The address of Richard F. Farmer, Jeanne Farmer Grossman and the ESOP is c/o Farmer Bros. Co., 13601 North Freeway, Suite 200, Fort Worth, Texas 76177. The address of Trigran Investments, Inc. is 630 Dundee Road, Suite 230, Northbrook, Illinois 60062.

II-1

(2)	This information is based on a Schedule 13D/A filed with the SEC on September 8, 2016 (the “Waite Group Schedule 13D/A”). Pursuant to the Waite Group Schedule 13D/A, for purposes of Section 13 of the Exchange Act, Carol Farmer Waite, as trustee, co-trustee, and/or sole beneficiary of certain family trusts named in the Waite Group Schedule 13D/A; Jonathan Michael Waite, as trustee and sole beneficiary of the 2012 Waite Irrevocable Trust; and individuals Suzanna Waite, Austin Waite, Emily Waite, Scott Grossman, Brett Grossman, Brynn Grossman, and Tom Mortensen comprise a group. As set forth in the Waite Group Schedule 13D/A, each member of the Waite Group is the beneficial owner of the following shares of Common Stock (although John Samore, Jr. and Jennifer Gonzalez-Yousef signed the Waite Group Schedule 13D/A, neither individual has reported that they beneficially own any shares of Common Stock):

Name of Beneficial Owner	Total Shares Beneficially Owned	Percent of Class	Sole Voting and Investment Power	Shared Voting and Investment Power
Carol Farmer Waite	3,832,964	22.8%	1,355,236	2,477,728(a)
Jonathan Michael Waite(b)	344,362	2.1%	340,000	4,362
Suzanna Waite	500	*	500	—
Austin Waite	50	*	50	—
Emily Waite	50	*	50	—
Scott Grossman	100	*	100	—
Brett Grossman	100	*	100	—
Brynn Grossman	100	*	100	—
Tom Mortensen	6,392	*	6,392	—

*	Less than 1%

(a)	Includes 2,168,540 shares of Common Stock beneficially owned by Carol Farmer Waite and Richard F. Farmer, Ph.D. and 309,188 shares of Common Stock beneficially owned by Carol Farmer Waite and Jeanne Farmer Grossman, in each case, as co-trustees of various trusts, for the benefit of such individuals and family members.

(b)	Includes 4,362 shares beneficially owned by Mr. Waite through the ESOP, rounded to the nearest whole share, which were omitted from the Waite Group Schedule 13D/A.

(3)	Includes shares of Common Stock held in various family trusts of which Dr. Farmer is the sole trustee, co-trustee, beneficiary and/or settlor, including: (i) 636,358 shares directly owned through the Richard F. Farmer Revocable Trust dated December 29, 1995, of which Dr. Farmer is the sole settlor, trustee and beneficiary; and (ii) 2,180,660 shares indirectly beneficially owned as co-trustee of various trusts, for the benefit of himself and family members, and over which he has shared voting and dispositive power with (x) Ms. Waite as to 2,168,540 shares (also indicated in the table above as beneficially owned by the Waite Group) and (y) Jeanne Farmer Grossman as to 12,120 shares (also indicated in the table above as beneficially owned by Jeanne Farmer Grossman).

(4)	Includes shares of Common Stock held in various family trusts of which Ms. Grossman is the sole trustee, co-trustee, beneficiary and/or settlor, including: (i) 9,550 shares as trustee of a trust for the benefit of her daughter; (ii) 858,378 shares as sole trustee of the Jeanne F. Grossman Trust, dated August 22, 1997; (iii) 315,278 shares as co-trustee of various trusts for the benefit of herself and family members, and over which she has shared voting and dispositive power with (x) Dr. Farmer as to 12,120 shares (also indicated in the table above as beneficially owned by Dr. Farmer) and (y) Carol Farmer Waite as to 309,188 shares (also indicated in the table above as beneficially owned by the Waite Group); (iv) 13,794 shares held directly by Ms. Grossman; and (v) 2,328 shares of unvested restricted stock.

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(5)	This information is based on a Schedule 13G/A filed with the SEC on February 16, 2016, and includes 1,768,836 shares of Common Stock that are held in the ESOP and allocated to a participant’s account (“allocated shares”), and 390,528 shares of Common Stock held in the ESOP but not allocated to any participant’s account (“unallocated shares”). The ESOP Trustee votes allocated shares as directed by such participant or beneficiary of the ESOP. Under the terms of the ESOP, the ESOP Trustee will vote all of the unallocated shares and all of the allocated shares for which no voting directions are timely received by the ESOP Trustee, in its independent fiduciary discretion with respect to each item subject to a vote. The present members of the Administrative Committee of the Farmer Bros. Co. Qualified Employee Retirement Plans (the “Management Administrative Committee”), which administers the ESOP, are Michael H. Keown, Isaac N. Johnston, Jr., Thomas J. Mattei, Jr., Carolyn Suzanne Gargis, Rene E. Peth and Brent Hollingsworth. Each member of the Management Administrative Committee disclaims beneficial ownership of the securities held by the ESOP except for those, if any, that have been allocated to the member as a participant in the ESOP. The number of shares of Common Stock shown in the table above as beneficially owned by the ESOP includes 4,362 shares allocated to Jonathan Michael Waite, as a participant in the ESOP. Mr. Waite is a member of the Waite Group, and, as such, the shares beneficially owned by Mr. Waite through the ESOP are included in the number of share beneficially owned by the Waite Group.

(6)	This information is based on a Schedule 13G filed with the SEC on February 11, 2016 by Trigran Investments, Inc., Douglas Granat, Lawrence A. Oberman, Steven G. Simon and Bradley F. Simon (the “Trigran Schedule 13G”), which indicates that the reporting persons share voting and dispositive power over the indicated number of shares. Pursuant to the Trigran Schedule 13G, Douglas Granat, Lawrence A. Oberman, Steven G. Simon and Bradley F. Simon are the controlling shareholders and/or sole directors of Trigran Investments, Inc. and may be considered the beneficial owners of shares beneficially owned by Trigran Investments, Inc.

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Security Ownership of Directors and Executive Officers

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of October 17, 2016, by each of our directors and named executive officers (“Named Executive Officers”) as well as all of our directors and executive officers as a group, based on 16,793,561 shares outstanding as of October 17, 2016. The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise indicated in these footnotes, each of the directors and officers listed has, to our knowledge, sole voting and investment power with respect to the shares of Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Non-Employee Directors:
Hamideh Assadi	11,730	(1)	*
Guenter W. Berger	33,506	(2)	*
Randy E. Clark	10,465	(3)	*
Jeanne Farmer Grossman	1,205,358	(4)	7.2%
Charles F. Marcy	9,726	(5)	*
Christopher P. Mottern	13,726	(6)	*
Named Executive Officers:
Michael H. Keown	233,712	(7)	1.4%
Isaac N. Johnston, Jr.	8,710	(8)	*
Scott W. Bixby	11,829	(9)	*
Barry C. Fischetto	13,575	(10)	*
Thomas J. Mattei, Jr.	13,094	(11)	*
Mark J. Nelson	1,037	(12)	*
All directors and executive officers as a group (12 individuals)	1,566,468	(13)	9.3%

*	Less than 1%

(1)	Includes 2,328 unvested shares of restricted stock.

(2)	Includes 2,328 unvested shares of restricted stock.

(3)	Includes 2,328 unvested shares of restricted stock.

(4)	Includes shares of Common Stock held in various family trusts of which Ms. Grossman is the sole trustee, co-trustee, beneficiary and/or settlor, including: (i) 9,550 shares as trustee of a trust for the benefit of her daughter; (ii) 858,378 shares as sole trustee of the Jeanne F. Grossman Trust, dated August 22, 1997; (iii) 315,278 shares as co-trustee of various trusts for the benefit of herself and family members, and over which she has shared voting and dispositive power with (x) Dr. Farmer as to 12,120 shares (also indicated as beneficially owned by Dr. Farmer in the table above under the heading “Security Ownership of Certain Beneficial Owners”) and (y) Carol Farmer Waite as to 309,188 shares (also indicated as beneficially owned by the Waite Group in the table above under the heading “Security

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Ownership of Certain Beneficial Owners”); (iv) 13,794 shares held directly by Ms. Grossman; and (v) 2,328 shares of unvested restricted stock.

(5)	Includes 2,328 unvested shares of restricted stock.

(6)	Includes 2,328 unvested shares of restricted stock.

(7)	Includes 186,470 shares of Common Stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days and 2,170 shares of Common Stock beneficially owned by Mr. Keown through the ESOP, rounded to the nearest whole share.

(8)	Includes 5,886 shares of Common Stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days and 2,824 unvested shares of restricted stock. Mr. Johnston joined the Company as Treasurer and Chief Financial Officer effective October 1, 2015.

(9)	Includes 8,553 shares of Common Stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days, 2,732 unvested shares of restricted stock and 544 shares of Common Stock beneficially owned by Mr. Bixby through the ESOP, rounded to the nearest whole share.

(10)	Includes 10,187 shares of Common Stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days, 2,844 unvested shares of restricted stock and 544 shares of Common Stock beneficially owned by Mr. Fischetto through the ESOP, rounded to the nearest whole share.

(11)	Includes 10,813 shares of Common Stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days and 1,553 shares of Common Stock beneficially owned by Mr. Mattei through the ESOP, rounded to the nearest whole share.

(12)	Includes 1,037 shares beneficially owned by Mr. Nelson through the ESOP, rounded to the nearest whole share. Mr. Nelson stepped down from the position of Treasurer and Chief Financial Officer effective October 1, 2015. Mr. Nelson’s employment with the Company terminated on November 30, 2015, in accordance with the terms of his amended employment agreement.

(13)	Pursuant to the Waite Group Schedule 13D/A, Ms. Grossman is no longer a member of a group for purposes of Section 13(d)(3) of the Exchange Act. As a result, the total beneficial ownership of all directors and executive officers as a group indicated in the table above includes only those shares of which Ms. Grossman is the beneficial owner, and excludes 2,817,018 shares of Common Stock beneficially owned by Dr. Farmer and 4,184,618 shares of Common Stock beneficially owned by the Waite Group, including Carol Farmer Waite.

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***PRELIMINARY PROXY MATERIAL DATED OCTOBER 19, 2016 – SUBJECT TO COMPLETION***

YOUR VOTE IS VERY IMPORTANT—PLEASE VOTE YOUR PROXY TODAY.

VOTE BY TELEPHONE

Have this proxy card available when you call the Toll-Free number (877) 510-5560 using a touch-tone telephone from the United States and follow the simple instructions presented to you.

VOTE BY INTERNET

Have this proxy card available when you access the website [—] and follow the simple instructions presented to you.

VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to:

OKAPI PARTNERS LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Shareholders Call Toll-Free at: (877) 274-8654

E-mail: info@okapipartners.com

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Your Internet or telephone vote must be received by 11:59 p.m. Eastern Time on [—], 2016 in order to be counted in the final tabulation.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

UNLESS YOU HAVE VOTED BY TELEPHONE OR ON THE INTERNET, PLEASE SIGN, DATE AND MAIL THIS WHITE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED.

WHITE PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED OCTOBER 19, 2016

FARMER BROS. CO.

2016 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF SAVE FARMER BROS.

THE BOARD OF DIRECTORS OF FARMER BROS. CO.
IS NOT SOLICITING THIS PROXY

P R O X Y

The undersigned appoints Carol Farmer Waite and Suzanna Waite, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Farmer Bros. Co. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2016 Annual Meeting of Stockholders of the Company scheduled to be held at Champions Circle, 3300 Championship Parkway, Fort Worth, Texas 76177 on Thursday, December 8, 2016 at 10:00 a.m., Central Standard Time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Save Farmer Bros. a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, [“FOR/AGAINST”/ “ABSTAIN” ON] PROPOSAL 2, AND [“FOR/AGAINST”/“ABSTAIN” ON] PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Save Farmer Bros.’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE PROXY CARD

☒ Please mark vote as in this example

SAVE FARMER BROS. STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW IN PROPOSAL 1, [MAKES NO RECOMMENDATION WITH RESPECT TO/FOR/AGAINST] PROPOSAL 2, AND [MAKES NO RECOMMENDATION WITH RESPECT TO/FOR/AGAINST] PROPOSAL 3.

1.	Save Farmer Bros.’s proposal to elect Tom Mortensen, John Samore, Jr., and Jennifer Gonzalez-Yousef as Class I directors of the Company for three-years’ terms expiring at the 2019 Annual Meeting of Stockholders.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEE(S) EXCEPT WRITTEN BELOW
Nominees:	Tom Mortensen John Samore, Jr. Jennifer Gonzalez-Yousef	☐	☐	☐ ________________ ________________ ________________

Save Farmer Bros. does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law.

There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if our Nominees are elected.

Note: If you do not wish for your shares of Common Stock to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEE(S) EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below.  Your shares of Common Stock will be voted for the remaining nominee(s).

________________________________________________________

[COLOR] PROXY CARD

2.	Company’s proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017.
☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Company’s proposal to approve, by advisory (non-binding) vote, the compensation paid to the Company’s named executive officers.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.